UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a -12

VOICE MOBILITY INTERNATIONAL, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VOICE MOBILITY INTERNATIONAL, INC.
100 - 4190 Lougheed Hwy
Burnaby, British Columbia
Canada V5C 6A8

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS

JUNE 11, 2009
10:00 A.M. VANCOUVER TIME

TO THE STOCKHOLDERS OF VOICE MOBILITY INTERNATIONAL, INC.:

     NOTICE IS HEREBY GIVEN that Voice Mobility International, Inc., a Nevada corporation, (the "Company") will hold its Annual and Special Meeting of stockholders on June 11, 2009 at 10:00 a.m. (Vancouver time) at the Standard Life Xchange Conference Centre, located on the 2nd floor of 888 Dunsmuir Street, Vancouver, British Columbia, Canada, V6C 2T6 (the "Meeting").

The Meeting is being held for the following purposes:

1.	To elect Randy G. Buchamer, William Laird, William Krebs and Tanner Philp as the directors of the Company for a one-year term expiring on the day of the 2010 Annual Meeting of stockholders;

2.

To ratify the selection of Ernst & Young LLP, Chartered Accountants, as our independent registered public accounting firm for the year ending December 31, 2009 and to authorize the Board of Directors to fix the remuneration of the auditors;

3.

To consider and, if thought fit, to pass a resolution (the “Reorganization Resolution”) in the form set out in Exhibit A to the accompanying management proxy statement (the "Proxy Statement") to approve the debt restructuring transaction contemplated in the Exchange Agreement dated April 16, 2009, the purpose of which is to exchange an aggregate principal amount of CAN$6.7 million pursuant to a number of outstanding secured promissory notes for the aggregate issuance, by the Company, of 19,250,280 convertible preferred shares at a rate of CAN$0.35 per preferred share (the “Debt Reorganization Transaction”), as more particularly described in the Proxy Statement;

4.

Subject to approval of the Debt Reorganization Transaction by the shareholders of the Company at the Meeting, to consider, and if thought fit, to pass a resolution to amend the Articles of Incorporation of the Company by filing a Certificate of Amendment with the Secretary of State of Nevada to increase the authorized number of preferred shares issuable by the Company from 1,000,000 preferred shares to 20,000,000 preferred shares, as more particularly described in the Proxy Statement; and

5.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

     The full text of the Reorganization Resolution is set forth in Exhibit A to the Proxy Statement. As the Debt Reorganization Transaction constitutes a “related party transaction” under Multilateral Instrument 61-101 as adopted by the Ontario Securities Commission, our company is required to obtain disinterested shareholder approval of the Debt Reorganization Transaction and exclude the votes held by the interested persons as set out in the Proxy Statement. Our company is also required to obtain disinterested shareholder approval of the Debt Reorganization Transaction by the policies of the Toronto Stock Exchange.

     The Board of Directors has fixed the close of business on April 28, 2009 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement. At the Meeting, each of the shares of common stock represented at the Meeting will be entitled to one vote on each matter properly brought before the Meeting.

     Your attention is directed to the accompanying Proxy Statement and exhibits which summarize each item. Stockholders who do not expect to attend the Meeting in person and who are entitled to vote are requested to date, sign and return the enclosed proxy as promptly as possible in the enclosed envelope.

     THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY ATTENDING THE MEETING OR BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By:

__________________________________
William Krebs
Chairman of the Board
Dated: May 8, 2009

VOICE MOBILITY INTERNATIONAL, INC.
100 – 4190 Lougheed Hwy
Burnaby, British Columbia
Canada V5C 6A8

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

     The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual and Special Meeting of stockholders (the "Meeting") to be held on June 11, 2009 at 10:00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual and Special Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about May 8, 20098 to all stockholders entitled to vote at the Meeting. The Meeting will be held at the Standard Life Xchange Conference Centre, located on the 2nd floor of 888 Dunsmuir Street, Vancouver, British Columbia, Canada, V6C 2T6.

Who Can Vote

     Except for interested persons with respect to the Reorganization Resolution as described under the heading "Proposal 3 – Approval of the Debt Reorganization Transaction" on page <>, you are entitled to vote if you were a holder of record of shares of our common stock (the "Common Stock") as of the close of business on April 28, 2009 (the "Record Date"). Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

     Holders of record of Common Stock at the close of business on April 28, 2009, the Record Date, will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented at the Meeting will be entitled to one (1) vote on each matter properly brought before the Meeting. On the Record Date, there were <> shares of Common Stock issued and outstanding.

     In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 10% of our issued and outstanding shares of Common Stock entitled to vote present in person or by proxy and entitled to vote constitute a quorum.

Proxy Card and Revocation of Proxy

     In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for directors and each of the proposals set out in this proxy statement and at their discretion on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals or nominations were received by us on a timely basis, no such matters may be brought at the Meeting.

     Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Computershare Trust Company, Proxy Department, 100 University Avenue, 9th Floor, Toronto, Ontario, Canada,

M5J 2Y1, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

     The persons named as proxyholders in the proxy card were designated by the Board. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the Meeting, other than the designated persons in the enclosed proxy card. To exercise this right, the stockholder may do so by striking out the printed names and inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

     The shares represented by a stockholder's proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and that, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

Voting of Shares

     Stockholders of record on April 28, 2009 are entitled to one vote for each share of Common Stock on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

Counting of Votes

     All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

     We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of the Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Dissenting Stockholder Rights

     Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

Advice To Beneficial Stockholders

     Only registered holders of shares of Common Stock or duly appointed proxyholders are permitted to vote at the Meeting. Most shareholders are "non-registered" shareholders because the shares of Common Stock they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares of Common Stock. More particularly, a person is not a registered shareholder in respect of the shares of Common Stock which is held on behalf of that person (the "Non-Registered Holder") but which is registered either: (a) in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the shares of Common Stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators or self-administered RRSP's, RRIF's, RESPs and similar plans); or (b) in the name of a clearing agency (such as The CDS Clearing and Depositary Services Inc. ("CDS")) of which the Intermediary is a participant. In accordance with the requirements as set out in National Instrument 54-101 of the Canadian Securities Administrators, we have distributed copies of the Notice of Meeting, this proxy statement and the form of proxy (collectively, the "Meeting Materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

     Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares of Common Stock beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with our transfer agent as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of a one page pre-printed form, the proxy authorization will consist of a regular printed proxy form accompanied by a page of instructions, which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

     In either case, the purpose of this procedure is to permit a Non-Registered Holder to direct the voting of the shares of Common Stock which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the management proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

     There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

     These security holder materials are being sent to both registered and non-registered owners of shares of Common Stock. If you are a non-registered owner, and our company or our agent has sent these materials directly to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

     At the Meeting, the stockholders will be asked to consider four proposals: (1) the election of the Board; (2) the appointment of independent accountants; (3) approval of the Debt Reorganization Transaction; and (4) approval to amend the Articles of Incorporation to increase the number of preferred shares issuable by our company from 1,000,000 preferred shares to 20,000,000 preferred shares. A summary of these proposals is as follows:

Proposal 1. Election of Directors.

     The entire Board is elected annually by the stockholders at the annual meeting of our company. The Board has selected four nominees based upon their ability and experience. The nominees consist of Randy G. Buchamer, William Laird, William Krebs and Tanner Philp. With the exception of Tanner Philp who is currently the Secretary of our company, all of the nominees are currently serving as directors of our company. David Raffa has elected not to stand for re-election at the Meeting.

The Board recommends that you vote FOR the election of the nominees as directors of our company.

Proposal 2. Appointment of Independent Accountants.

     The Audit Committee has nominated Ernst & Young LLP, Chartered Accountants, to serve as our independent registered public accounting firm until the next annual meeting in 2010. Ernst & Young LLP provided audit and other services in 2008 and 2007. This included the following fees:

	2008	2007
Audit Fees	$81,000	$95,000
Audit Related Fees	-	-
Tax Fees	11,000	11,000
All Other Fees	1,000	1,000
Total Fees	$93,000	$107,000

     The Audit Committee has reviewed with Ernst & Young whether the non-audit services provided by them are compatible with maintaining their independence. Representatives of Ernst & Young are expected to be present at the Meeting, to have an opportunity to make any statements they desire, and to be available to respond to appropriate questions from stockholders.

The Board recommends that you vote FOR approval of Ernst & Young as the independent registered public accounting firm for our company.

Proposal 3. Approval of the Debt Reorganization Transaction.

     Our company has signed, and our board of directors has approved, an exchange agreement dated April 16, 2009, among our company, Voice Mobility Inc., a wholly-owned operating subsidiary of our company, and seven persons holding an aggregate principal amount of CAN$6.7 million pursuant to a number of secured promissory notes issued by our operating subsidiary. Pursuant to the terms of the exchange agreement, and at the closing thereof, such holders have agreed to exchange the principal amount underlying the promissory notes for an aggregate issuance of 19,250,280 convertible preferred shares of our company at a rate of CAN$0.35 per preferred share. The convertible preferred shares will be convertible into common shares in the capital of our company on a one for one basis, subject to adjustment for standard corporate actions such as stock splits and consolidations. The holders have agreed that, on the closing date, all accrued interest underlying the notes will be forgiven.

     Several of the holders of secured promissory notes are related parties to our company. William Laird and William Krebs are currently directors of our company. William Laird and his spouse currently hold promissory notes totaling CAN$1,996,325 and William Krebs and his spouse currently hold promissory notes totaling CAN$2,033,750. Upon the closing of the exchange agreement, William Laird and his spouse will be issued a total of 5,703,782 preferred shares and William Krebs and his spouse will be issued a total of 5,882,140 preferred shares, which may be convertible into common shares of our company at their discretion.

     The closing of the exchange agreement is subject to the satisfaction of several conditions, including disinterested shareholder approval of the transaction at the Meeting and approval from the Toronto Stock Exchange. The closing is also conditional upon shareholders approving the amendment of our company’s Articles of Incorporation to increase the number of authorized preferred shares from 1,000,000 preferred shares to 20,000,000 preferred shares that may be issued by the directors in their discretion (see Proposal 5 discussed below for additional information). On the closing date, our company intends to create a new series of preferred shares to be issued upon the closing of the exchange agreement which will be convertible into common shares on a one for one basis, retractable by the holder following the ten year anniversary from the date of grant at CAN$0.35 per share and redeemable by our company at any time upon 30 days notice at CAN$0.35 per share.

     Our operating subsidiary has agreed to secure the potential redemption or retraction amount that may be payable by our company to the holders of the convertible preferred shares upon the redemption or retraction of such shares. Our operating subsidiary has agreed to grant a fixed security interest in favor of the holders in all personal property held by our operating subsidiary and a floating charge against all real and personal property held or later acquired by our operating subsidiary.

     As the closing of the proposed Debt Reorganization Transaction contemplated by the exchange agreement involves the potential issuance of a large number of common shares to several directors and their spouses, Multilateral Instrument 61-101 as adopted by the Ontario Securities Commission and the policies of the Toronto Stock Exchange require our company to obtain disinterested shareholder approval in order to close the exchange agreement and consummate the Debt Reorganization Transaction. As a result, the common shares held by William Laird and William Krebs, and the common shares held by their respective affiliates and associates, will be excluded from the votes cast at the Meeting with respect to the Debt Reorganization Transaction. Our Articles of Incorporation, Bylaws and the corporate law under the Nevada Revised Statutes do not require our shareholders to approve the exchange agreement or the transactions contemplated by the Debt Reorganization Transaction. Multilateral Instrument 61-101 and the policies of the Toronto Stock Exchange require our company to seek shareholder approval for the exchange agreement and all transactions contemplated by the Debt Reorganization Transaction as a single matter to be approved at the Meeting.

     A copy of the exchange agreement is attached to this Proxy Statement as B and a copy of the proposed rights and restrictions of the Series C Preferred Shares that we intend to file with the Secretary of State of Nevada following the closing of the exchange agreement is attached as Schedule B to the attached exchange agreement.

     The Board recommends that you vote FOR the resolution to approve the Debt Reorganization Transaction.

Proposal 4. Approval to Amend the Articles of Incorporation.

     Subject to obtaining disinterested shareholder approval of the Debt Reorganization Transaction at the Meeting, the Board is seeking shareholder approval to amend our Articles of Incorporation to increase the authorized number of preferred shares that may be issuable in series by our Board in their discretion from 1,000,000 preferred shares to 20,000,000 preferred shares as required by Section 78.207(3) of the Nevada Revised Statutes. If approved by our shareholders at the Meeting, our company intends to file a Certificate of Amendment to amend our Articles of Incorporation to increase the authorized preferred shares of our company.

     Our Board is seeking approval to amend our Articles of Incorporation to authorize the issuance of the additional preferred shares that are required to be issued upon the closing of the exchange agreement. Our current Articles of Incorporation permit the issuance of up to 1,000,000 preferred shares. However, upon the closing of the exchange agreement, we are required to issue 19,250,280 preferred shares upon the exchange of the aggregate principal amount of CAN$6.7 million in secured promissory notes. Without an increase in the authorized number of preferred shares, we will be unable to close the exchange agreement.

     A copy of the Certificate of Amendment is attached as Schedule C to the attached exchange agreement.

The Board unanimously recommends a vote “FOR” the amendment to our company's Articles of Incorporation to increase the number of authorized preferred shares from 1,000,000 preferred shares to 20,000,000 preferred shares.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the names, positions and ages of our executive officers and directors. All our directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. The Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of the Board.

Name and Residence	Position Held with the Company	Age	Date First Elected or Appointed
Randy G. Buchamer British Columbia, Canada	Chief Executive Officer and Director	52	August 2001
William Krebs(1)(2) British Columbia, Canada	Chairman of the Board of Directors, Director	62	Chairman of the Board of Directors - June 2008; 1995
William Laird(1)(2) British Columbia, Canada	Director	61	June 2007
David Raffa(1)(2)(3) British Columbia, Canada	Director	51	March 2006
Tanner Philp(4) British Columbia, Canada	Secretary	37	Secretary since June 2008

(1)	Member of our Audit Committee
(2)	Member of our Corporate Governance Committee
(3)	David Raffa is not seeking re-election at the Meeting.
(4)	Tanner Philp is a nominee seeking election for the first time at the Meeting.

NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

     Our current bylaws provide for a board of directors of between one and fifteen directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a Board of four directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

     During fiscal 2008, the Board had six formal meetings and all of the directors attended at least 83% of the total number of meetings of the Board and committees on which they served.

     We have not adopted a formal policy with respect to the members of our Board attending our Meeting. There were four members of the Board who attended last years Annual Meeting.

Nominees for Election

     The entire board of directors is elected annually by the stockholders at the Annual Meeting. The Board has selected four nominees based upon their ability and experience. The nominees consist of Randy G. Buchamer, William Laird, William Krebs and Tanner Philp. The Board recommends that you vote FOR each of the nominees.

     Set forth below is biographical information for each person nominated for election to the Board.

Randy G. Buchamer

     Mr. Buchamer has been our Chief Executive Officer and a director of our Company since August, 2001. Between August, 2001 and March, 1999, Mr. Buchamer provided management consulting services to various public companies for a consulting company called Rydan Management. From February, 1998 to March, 1999, Mr. Buchamer served as the Managing Director of Operations for the Jim Pattison Group and was responsible for supporting the $4.5 billion operations of 55 companies owned by the Jim Pattison Group. Some of the Jim Pattison Group businesses are involved in grocery stores, specialty packaging, advertising, magazine distribution, broadcasting, automotive retailing as well as other business. From 1996 to 1998, he served as Vice President and Chief Operating Officer of Mohawk Oil Retail Small Business Unit and from 1989 to 1996 as Vice President Corporate Services and Chief Information Officer for Mohawk Oil Company. Mohawk is a producer and seller of petroleum products. From 1987 to 1988, he was Retail Market Specialist for Digital Equipment of Canada Limited. Mr. Buchamer founded and served, from 1981 to 1988, as President of Vartech Systems Corporation and RB Computer Products, an IBM value added reseller and North American software publisher and distributor of retail, distribution and manufacturing software solutions. He received his Executive MBA from Simon Fraser University's Executive Management Development Program in 1994 and attended the Business Administration program at the University of Illinois. He also has completed courses at the IBM Canada Business Management School.

     Mr. Buchamer is also a director of Bradner Ventures Ltd., a public company with a class of securities registered under the Securities Exchange Act of 1934.

William H. Laird

     Mr. Laird is a venture capitalist and served for the past fifteen years as director to several start-up companies. Mr. Laird is president of W.H. Laird Holdings Ltd., and director and secretary of Tech-Crete Processors Ltd., Piccadilly Place Mall Inc., and Exel Construction Ltd. These companies encompass manufacturing, construction, and property development and leasing.

William Krebs

     Mr. Krebs previously served as a director from 1995 to June 2007. Mr. Krebs previously served as the chairman of our board of directors from 1995 to September 2000. From 1995 to September 2000, Mr. Krebs was our Treasurer and Secretary. From January 1995 to August 2000, Mr. Krebs has also served as a director of Acrex Ventures Ltd. He also has served as President and a director of Pacific Western Mortgage Corp. since 1987 and served as President and a Director of Tsalix Investments Inc. (formerly Pacific Western Mortgage Corp.) from 1994 to 1995. These companies provided consulting services and investment capital. From 1997 to 1999, he was a director and officer of WaveRider Communications, Inc., a company which dealt with wireless broadband technology. From 1990 to 1995, Mr. Krebs served as director and President of TelcoPlus Enterprises Ltd. and its wholly-owned subsidiary, Intertec Telecommunications Inc. Mr. Krebs served as a director and President of CT&T Telecommunications Inc. from 1990 to 1995. Mr. Krebs is a Chartered Accountant and practiced as such from 1973 to 1980. Mr. Krebs has been a member of the Canadian Institute of Chartered Accountants since 1973.

Tanner Philp

     Mr. Philp is the Chief Financial Officer and Partner of Lions Capital Corp. (a venture capital fund management company) and Chief Financial Officer and Fund Manger for BC Advantage Funds (VCC) Ltd. (a venture capital company) from September 2004 to present; field manager with KPMG LLP (London, UK) (an accounting firm) from September 2001 to September 2002; accountant with KPMG LLP (Vancouver) (an accounting firm) from September 1999 to September 2001. Mr. Philp currently serves as a director of Vigil Health Solutions and Secretary of Urodynamix Technologies, TSX listed companies, Chairman of Conasys Consumer Assurance Systems, Secretary of RewardStream and an Observer at Zeugma Systems. Mr. Philp’s is a member of the Canadian Institute of Chartered Accountants and has a Bachelor of Business Administration concentrated in Finance from Simon Fraser University.

Family Relationships

There are no family relations among any of our directors or officers.

Involvement In Certain Legal Proceedings.

Our directors, nominees, executive officers and control persons have not been involved in any of the following events during the past five years:

  any bankruptcy petition filed by or against any business of which such person was an executive officer either at the time of the bankruptcy or within two years prior to that time;

  any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

  being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and

  being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Legal Proceedings

To our knowledge, we are not a party to any material pending legal proceeding as at the date of this Proxy Statement. We anticipate that, from time to time, we periodically may become subject to legal proceedings in the ordinary course of our business.

Vote Required and Board Recommendation

     The election of directors will be determined by a plurality of the votes cast at the Meeting.

THE BOARD RECOMMENDS
THAT YOU VOTE FOR EACH OF THE NOMINEES.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     No director, nominee, executive officer, principal shareholder holding at least 5% of our common shares, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, since the beginning of our company's last fiscal year ended December 31, 2008, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years.

     During the months of August and September 2008, the Company obtained a loan from Tsalix Investments Inc., a company owned by a shareholder and director in the amount of $113,683 (Cdn$120,000). On September 24, 2008, The Company repaid the entire loan in full and paid the accrued interest of $690 (Cdn$712).

     We entered into an exchange agreement dated April 16, 2009 with Voice Mobility Inc., a wholly-owned operating subsidiary of our company, and seven persons holding an aggregate principal amount of CAN$6.7 million pursuant to a number of secured promissory notes issued by our operating subsidiary. Pursuant to the terms of the exchange agreement, and at the closing thereof, such holders have agreed to exchange the principal amount underlying the promissory notes for an aggregate issuance of 19,250,280 convertible preferred shares of our company at a rate of CAN$0.35 per preferred share. The convertible preferred shares will be convertible into common shares in the capital of our company on a one for one basis, subject to adjustment for standard corporate actions such as stock splits and consolidations. The holders have agreed that, on the closing date, all accrued interest underlying the notes will be forgiven.

     The proposed transaction constitutes a related party transaction as several of the holders of secured promissory notes are related parties to our company. William Laird and William Krebs are currently directors of our company. William Laird and his spouse currently hold promissory notes totaling CAN$1,996,325 and William Krebs and his spouse currently hold promissory notes totaling CAN$2,033,750. Upon the closing of the exchange agreement, William Laird and his spouse will be issued a total of 5,703,782 preferred shares and William Krebs and his spouse will be issued a total of 5,882,140 preferred shares, which may be convertible into common shares of our company at their discretion.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

     Pursuant to the terms of our audit committee charter, our audit committee reviews all material related party transactions and communicates to the Board whether or not the audit committee recommends approval of the specific related party transaction. The audit committee charter is attached as Exhibit D to this Proxy Statement. Approval of the exchange agreement and the Debt Reorganization Transaction were not approved by our audit committee do to the unusual circumstances of the particular transaction. Two of the three members of the audit committee were interested persons due to the fact that they, together with their respective spouses, hold a significant amount of promissory notes that are to be exchanged into convertible preferred shares on the closing of the exchange agreement. As a result, the entire Board approved the transaction with both William Laird and William Krebs abstaining from voting with respect to the matters as they specifically related to such persons and both directors executed a Notice of Disclosure which was attached to the resolution and filed with our company's minute book.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended December 31, 2008 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Gary Donahee	1(1)	2(1)	Nil

(1)	The named officer, director or greater than 10% shareholder, as applicable, filed a late Form 4 – Statement of Changes in Beneficial Ownership.

CORPORATE GOVERNANCE

     The TSX requires every listed company to disclose on an annual basis its approach to corporate governance. In 2005, the TSX adopted National Instrument 58-101 Disclosure of Corporate Governance Practices, which requires us to disclose certain corporate governance information as is set out in Form 58-101F1 Corporate

Governance Disclosure, which came into effect on June 30, 2005. A description of our approach to corporate governance, with our responses to the Form 58-101F1 Corporate Governance Disclosure, is set out in Exhibit C.

     Section 613(9) of the TSX Company Manual requires us to disclose on an annual basis the terms of any security based compensation arrangements and any amendments that were adopted in the last fiscal year. See Exhibit E for our disclosure regarding security based compensation arrangements.

     We currently act with four directors, consisting of Randy Buchamer, William Laird, David Raffa, and William Krebs. We have determined that William Laird, David Raffa and William Krebs are independent directors as defined by Nasdaq Marketplace Rule 4200(a)(15).

COMMITTEES OF THE BOARD OF DIRECTORS

     We currently act with a standing Audit Committee and Corporate Governance. We do not have a standing nominating committee but our entire board of directors acts as our nominating committee. If any stockholder seeks to nominate a director or bring any other business at any meeting of our stockholders, the stockholder must comply with the procedures contained in our bylaws and the stockholder must notify us in writing and such notice must be delivered to or received by the Secretary in accordance with Rule 14a-8 of the Exchange Act. A stockholder may write to the Secretary of our company at our principal executive office, 100 - 4190 Lougheed Hwy, Burnaby, British Columbia, Canada V5C 6A8, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

AUDIT COMMITTEE

     In the year ended December 31, 2008, there were four meetings held by the Audit Committee. The Audit Committee currently consists of William Laird, William Krebs and David Raffa. Mr. Krebs is the Chair of the Audit Committee and is a non-employee director of our company. Mr. Laird and Mr. Raffa are also non-employee directors of our company. All of the members of the Audit Committee are independent as defined by Nasdaq Marketplace Rule 4200(a)(15) and Multilateral Instrument 52-110, adopted by various Canadian securities commissions. Each of the members of the Audit Committee are financially literate as defined in Multilateral Instrument 52-110. For a description of each members’ education and experience, see the section of this proxy statement entitled "Nominees for Election". The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934. The Audit Committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of the annual audit with management and the adequacy of our accounting, financial and operating controls; to recommend annually to the Board the selection of the independent registered accountants; to consider proposals made by the independent registered accountants for consulting work; and to report to the Board, when so requested, on any accounting or financial matters. The Board adopted its charter for the Audit Committee on April 26, 2002, a copy of which is attached hereto as Exhibit D. The Audit Committee of the Board was formed in February 2000.

     For a description of the Audit Committee's Pre-Approval Policies and Procedures and a description of fees paid to the independent registered accountants, see the section of this proxy statement entitled "Proposal 2 Ratification of Selection of Independent Auditors" or Item 14 - "Principle Accountant Fees and Services" of our Form 10-K filed as our Annual Information Form. Our Annual Information Form is available on SEDAR at www.sedar.com.

Audit Committee Financial Expert

     Our board of directors has determined that our company has one audit committee financial expert serving on the audit committee, which person is William Krebs. William Krebs is a chartered accountant. Our board of directors has also determined that William Krebs is "independent", as that term is defined by Nasdaq Marketplace Rule 4200(a)(15).

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended December 31, 2008.

     The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with Ernst & Young LLP their independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission and our proxy statement for its 2009 Meeting.

     The Audit Committee of our Board currently consists of Messrs. Laird, Krebs and Raffa. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the Securities and Exchange Commission, and is not incorporated by reference in any filing of our company under the Securities Act of 1933, or the Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

William Laird
William Krebs
David Raffa

CORPORATE GOVERNANCE COMMITTEE

     In the year ended December 31, 2008, there were two meetings held by the Corporate Governance Committee. The Corporate Governance Committee currently consists of Messrs. Raffa, Laird and Krebs. Mr. Raffa is the Chair of the Committee and is a non-employee director of our company. Mr. Laird and Mr. Krebs are also non-employee directors of our company. All of the members of the Corporate Governance Committee are independent as defined by Nasdaq Marketplace Rule 4200(a)(15). The primary function of the Corporate Governance Committee is to assist the board in developing our company's approach to corporate governance issues and monitoring performance against the defined approach. The Corporate Governance Committee is also responsible for the nomination of directors. We have already appointed an Audit Committee comprised entirely of independent directors. The Audit Committee hires the auditors and ensures the integrity of our company's internal control and management information system. The Board itself monitors the effectiveness of senior management and the Corporate Governance Committee of the Board identifies and reports on candidates to be nominated to the Board. The Board adopted its charter for the Corporate Governance Committee on March 30, 2006, a copy of which is attached hereto as Appendix I to Exhibit C.

     The Corporate Governance Committee does not currently have a policy with regard to the consideration of any director candidates recommended by our stockholders. The Board does not believe that it is necessary to have a policy with regard to the consideration of any director candidates recommended by stockholders as any such candidates can be appropriately evaluated by the Corporate Governance Committee. We, however, encourage stockholders to recommend candidates directly to the Corporate Governance Committee by sending communications to "The Corporate Governance Committee of Voice Mobility International, Inc.," c/o Voice Mobility International, Inc., Suite 100, 4190 Lougheed Highway, Burnaby, British Columbia, Canada, V5C 6A8. The Corporate Governance Committee identifies and reports on candidates to be nominated to our Board.

     The Board does not currently have a formal process for security holders to send communications to the Board. We, however, encourage stockholders to communicate directly with the Board by sending communications to "The Board of Directors of Voice Mobility International, Inc.", c/o Voice Mobility International, Inc., Suite 100, 4190 Lougheed Highway, Burnaby, British Columbia, Canada, V5C 6A8.

VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     We have set forth in the following table certain information regarding the Common Stock beneficially owned on April 28, 2009 (the record date) for (i) each stockholder we know to be the beneficial owner of 5% or more of the Common Stock, (ii) each of our company's executive officers and directors and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of April 28, 2009, we had • shares of Common Stock issued and outstanding. Accordingly, • shares are entitled to one (1) vote per share at the Meeting.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
William E. Krebs c/o 100 - 4190 Lougheed Highway Salmon Arm, BC V1E 4N7	4,384,935 (2)	7.7%
William H. Laird c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	3,841,991 (3)	6.7%
Randy Buchamer c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	2,086,013 (4)	3.6%
David Raffa c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	405,304 (5)	**%
Tanner Philp c/o 100 - 4190 Lougheed Highway Burnaby, BC V5C 6A8	19,698 (6)	**%
Directors and Executive Officers as a Group (5 persons)	10,737,941 (7)	18.1%

**	Less than 1%

(1)

Based on • shares of common stock issued and outstanding as of April 28, 2009. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Includes 2,593,131 shares owned by Margit Kristiansen, Mr. Krebs' wife. Includes 910,000 shares owned by a company of which Mr. Kreb’s wife is a shareholder. Also includes stock options to acquire an aggregate of 255,304 shares of our common stock exercisable within the next 60 days.

(3)

Includes 339,000 shares owned by Mr. Laird's wife. Includes 400,000 shares owned by Grey Friars Rentals Ltd. of which Mr. Laird is a shareholder. Includes options to acquire an aggregate of 78,581 shares of our common stock exercisable within the next 60 days.

(4)	Includes options to acquire an aggregate of 1,748,513 shares of our common stock exercisable within the next 60 days.

(5)	Includes options to acquire an aggregate of 380,304 shares of common stock exercisable within the next 60 days.

(6)	Includes options to acquire an aggregate of 19,698 shares of common stock exercisable within the next 60 days.

(10)	Includes options to acquire of 2482,400 shares of our common stock exercisable within the next 60 days.

Changes in Control

As of the date of this proxy statement, management had no knowledge of any arrangements which may at a subsequent date result in a change in control of our company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Except as otherwise set out below, and other than the election of the nominees to office, none of our directors or executive officers, no nominee for election as a director of our company and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of shares or otherwise, in any matter to be acted upon at the Meeting.

     We entered into an exchange agreement dated April 16, 2009 with Voice Mobility Inc., a wholly-owned operating subsidiary of our company, and seven persons holding an aggregate principal amount of CAN$6.7 million pursuant to a number of secured promissory notes issued by our operating subsidiary. Pursuant to the terms of the exchange agreement, and at the closing thereof, such holders have agreed to exchange the principal amount underlying the promissory notes for an aggregate issuance of 19,250,280 convertible preferred shares of our company at a rate of CAN$0.35 per preferred share. The convertible preferred shares will be convertible into common shares in the capital of our company on a one for one basis, subject to adjustment for standard corporate actions such as stock splits and consolidations. The holders have agreed that, on the closing date, all accrued interest underlying the notes will be forgiven.

     The proposed transaction constitutes a related party transaction as several of the holders of secured promissory notes are related parties to our company. William Laird and William Krebs are currently directors of our company. William Laird and his spouse currently hold promissory notes totaling CAN$1,996,325 and William Krebs and his spouse currently hold promissory notes totaling CAN$2,033,750. Upon the closing of the exchange agreement, William Laird and his spouse will be issued a total of 5,703,782 preferred shares and William Krebs and his spouse will be issued a total of 5,882,140 preferred shares, which may be convertible into common shares of our company at their discretion.

COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2008; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the year ended December 31, 2008, who we will collectively refer to as our named executive officers, of our company for the years ended December 31, 2008 and 2007, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officer, whose total compensation does not exceed $100,000 for the respective fiscal year:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	Other Annual Compen- sation ($)(2)	Total ($)
Randy Buchamer Chief Executive Officer (3)	2008 2007	164,204 201,755	N/A N/A	N/A N/A	Nil Nil	Nil Nil	Nil Nil	4,926 6,053	169,130 207,808
Mike Seeley Vice President of Sales (4)	2008 2007	129,557 110,095	N/A N/A	N/A N/A	5,168 52,774	Nil Nil	Nil Nil	4,926 4,035	139,651 166,904
Rob Collins Director of Marketing (5)	2008 2007	88,670 108,191	N/A N/A	N/A N/A	12,921 18,972	Nil Nil	Nil Nil	4,926 6,053	106,517 133,216
John Gavin (6)	2008 2007	150,400 50,133	N/A N/A	N/A N/A	5,168 24,125	Nil Nil	Nil Nil	7,200 2,400	162,768 76,658
Dave Ballins (7)	2008 2007	130,400 -	N/A N/A	N/A N/A	5,168 -	Nil Nil	Nil Nil	7,200 -	142,768 -

(1) Reflects the grant date fair value calculated in accordance with FAS 123(R). See "Notes to Financial Statement – Summary of Significant Accounting Policies – Stock Based Compensation" for a discussion of the relevant assumptions used in calculating the grant date fair value pursuant to FAS 123(R).

(2) Mr. Buchamer, Mr. Seeley, Mr. Collins, Mr. Gavin and Mr. Ballins "All Other Compensation" consists of car allowances.

(3) Compensation was paid to Mr. Buchamer by VMI, our operating subsidiary. Mr. Buchamer, Chief Executive Officer of our company and our subsidiary, entered into an indefinite term employment agreement on August 16, 2001. He receives a salary of $164,204 (Cdn$200,000) per year plus a car allowance of $411 (Cdn$500) per month.

(4) Compensation was paid to Mr. Seeley by VMI, our operating subsidiary. Mr. Seeley, Vice President of Sales entered into an indefinite term employment agreement on April 2, 2007. He receives a salary of $86,207 (Cdn$105,000) per year plus and office allowance of $328 (Cdn$400) per month and a car allowance of $411 (Cdn$500) per month. During 2008, Mr. Seeley also received a draw on commission of $3,284 (Cdn$4,000) per month.

(5) Compensation was paid to Mr. Collins by VMI, our operating subsidiary. Mr. Collins, Director of Marketing entered into an indefinite term employment agreement on January 19, 2000. He receives a salary of $88,670 (Cdn$108,000) per year plus a car allowance of $411 (Cdn$500) per month.

(6) Compensation was paid to Mr. Gavin by VMI (US), our operating subsidiary. Mr. Gavin, US Channel Manager entered into an indefinite term employment agreement on September 1, 2007. He receives a salary of $100,000 per year plus and office allowance of $200 per month and a car allowance of $600 per month. During 2008, Mr. Gavin also received a draw on commission of $4,000 per month.

(7) Compensation was paid to Mr. Ballins by VMI (US), our operating subsidiary. Mr. Ballins, US Channel Director entered into an indefinite term employment agreement on January 3, 2008. He receives a salary of $80,000 per year plus and office allowance of $200 per month and a car allowance of $600 per month. During 2008, Mr. Ballins also received a draw on commission of $4,000 per month.

Compensation Discussion and Analysis

     Our Board fulfills the role of a compensation committee and determines compensation for our Chief Executive Officer, reviews and makes recommendations regarding compensation of executive officers, and supervises the administration of our equity plans for executives and all employees.

Executive Compensation Objectives

Our Board reviews and makes recommendations concerning:

1. the compensation policy with respect to our employees or any of our subsidiaries ensuring that our company is in compliance with all legal compensation reporting requirements;

2. the compensation of our Chief Executive Officer and other officers of our company;

3. management compensation programs including, stock option plans, incentive plans, and perquisites;

4. the annual, or more often if appropriate review of:

(a) management succession plans and process;

(b) performance appraisal and management and employee development programs;

(c) contingency plans in the event of the unexpected disability of key management; and

(d) proposed personnel changes involving officers reporting to the Chief Executive Officer.

Components of Compensation

Executive compensation consists primarily of base salary and stock options.

Base Salary. We target executives’ base salaries according to salary surveys. In determining each executive officer's base salary, the compensation committee takes into account competitive market data for similar positions at high-technology companies, individual responsibilities and performance, and internal equity within our company.

Stock Options. Our equity incentives have been in the form of stock options. Stock options are issued at an exercise price of fair market value on the date of grant. Options granted in fiscal 2008 vest ratably over thirty-six months. Fair-market-value stock options become valuable and exercisable only if the executive officer continues to work at our company and the stock price subsequently increases.

CEO Compensation

     Our Chief Executive Officer's salary and stock option grants follow the policies set forth above. Randy Buchamer succeeded James Hutton as our Chief Executive Officer on August 16, 2001. In deciding on Mr. Buchamer's compensation package, the committee considered compensation practices at companies similar in size and complexity to our company; Mr. Buchamer’s base salary is set at $164,204 (CDN$200,000) per year. Mr. Buchamer also received stock option stock grant as part of his compensation package.

Stock Option Grants in 2008 to Named Executive Officers

     During 2008, we granted stock option awards to our Chief Executive Officer and Vice President of Sales pursuant to our Second Amended and Restated 1999 Stock Option Plan.

     During 2008, the compensation committee voted to issue a total of 1,235,000 options to other employees, consultants and directors. The exercise price was the closing price on the date of grant and ranged from Cdn$0.20 to Cdn$0.23 per share. 1,235,000 options will vest over a three-year period from the grant date. The options were granted to eleven employees. The grants ranged in size from 20,000 to 200,000 with the average being 79,091. 365,000 options were granted to our independent directors and secretary.

Outstanding Equity Awards at Fiscal Year End

     The following table summarizes equity awards granted to our named executive officers that were outstanding as of December 31, 2008.

Option Awards						Stock Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Randy Buchamer (1)	1,674,442	93,858	N/A	0.65 (1)	5 years from grant	N/A	N/A	N/A	N/A
Mike Seeley (2)	227,078	172,922	N/A	0.21 (2)	5 years from grant	N/A	N/A	N/A	N/A
Rob Collins (3)	335,449	132,751	N/A	0.42 (3)	5 years from grant	N/A	N/A	N/A	N/A
John Gavin (4)	95,388	154,612	N/A	0.18 (4)	5 years from grant	N/A	N/A	N/A	N/A
Dave Ballins (5)	40,228	209,772	N/A	0.18 (5)	5 years from grant	N/A	N/A	N/A	N/A

(1) Includes a grant made on March 18, 2004 for 658,800 options at an exercise price of $0.70 (Cdn$0.85) per share; a grant made on February 16, 2005 for 108,800 options at an exercise price of $0.53 (Cdn$0.65) per share; a grant made on August 24, 2005 for 491,900 options at an exercise price of $0.81 (Cdn$0.99) per share; a grant made on March 30, 2006 for 108,800 options at an exercise price of $0.65 (Cdn$0.79) per share and a grant made on August 22, 2006 for 400,000 options at an exercise price of $0.41 (Cdn$0.50) per share.

(2) Includes a grant made on July 24, 2007 for 350,000 options at an exercise price of $0.22 (Cdn$0.27) per share and a grant made on July 31, 2008 for 50,000 options at an exercise price of $0.16 (Cdn$0.20) per share.

(3) Includes a grant made on March 18, 2004 for 54,400 options at an exercise price of $0.70 (Cdn$0.85) per share; a grant made on February 16, 2005 for 54,400 options at an exercise price of $0.53 (Cdn$0.65) per share; a grant made on April 6, 2005 for 75,000 options at an exercise price of $0.57 (Cdn$0.70) per share; a grant made on March 30, 2006 for 54,400 options at an exercise price of $0.65 (Cdn$0.79) per share; a grant made on February 20, 2007 for 55,000 options at an exercise price of $0.38 (Cdn$0.46) per share, a grant made on July 24, 2007 for 50,000 options at an exercise price of $0.22 (Cdn$0.27) per share and a grant made on July 31, 2008 for 125,000 options at an exercise price of $0.16 (Cdn$0.20) per share.

(4) Includes a grant made on September 4, 2007 for 200,000 options at an exercise price of $0.19 (Cdn$0.23) per share and a grant made on July 31, 2008 for 50,000 options at an exercise price of $0.16 (Cdn$0.20) per share.

(5) Includes a grant made on July 2, 2008 for 200,000 options at an exercise price of $0.19 (Cdn$0.23) per share and a grant made on July 31, 2008 for 50,000 options at an exercise price of $0.16 (Cdn$0.20) per share.

Aggregate Option Exercises in 2008 by Executive Officers

     The following table provides information as to options exercised, if any, by each of the named executive officers in 2008 and the value of options held by those officers at year-end measured in terms of the last reported sale price for the shares of our common stock on December 31, 2008 ($0.03) .

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at December 31, 2008		Value of Unexercised In-the -Money Options at December 31, 2008 (1) ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Randy Buchamer	Nil	-	1,674,442	93,858	-	-
Mike Seeley	Nil	-	227,078	172,922	-	-
Rob Collins	Nil	-	335,449	132,751	-	-
John Gavin	Nil	-	95,388	154,612	-	-
Dave Ballins	Nil	-	40,228	209,772	-	-

(1) The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2008 ($0.04 per share on OTC Bulletin Board) and the exercise price of the individual's options.

Compensation of our Company's Directors

     Our non-employee directors are granted incentive stock options. Employee directors are granted incentive stock options based on their individual employment agreements. All stock option grants are made pursuant to our Second Amended and Restated 1999 Stock Option Plan.

     The following table summarizes compensation paid to all of our non-employee directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non- Qualified Deferred Compensation Earnings ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
David Raffa	Nil	Nil	10,336	N/A	N/A	N/A	10,336
William Krebs	Nil	Nil	10,336	N/A	N/A	N/A	10,336
William H. Laird	Nil	Nil	10,336	N/A	N/A	N/A	10,336

     We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected to receive stock options to purchase common shares as awarded by our board of directors or through our compensation committee. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Employment Agreement with Our Named Executive Officers

     Randy Buchamer, Chief Executive Officer of our Company and our subsidiary, entered into an employment agreement on August 16, 2001. Except for any accrued salary, Mr. Buchamer is not entitled to any payment following, or in connection with, the resignation, retirement or other termination of Mr. Buchamer's employment as Chief Executive Officer, or in connection with Mr. Buchamer's responsibilities following a change in control. During the year ended December 31, 2008, Mr. Buchamer received a salary of $164,204 (Cdn$200,000) plus a car allowance of $411 (Cdn$500) per month.

     Mike Seeley, Vice President of Sales, entered into an employment agreement on April 2, 2007. Except for any accrued salary, Mr. Seeley is not entitled to any payment following, or in connection with, the resignation, retirement or other termination of Mr. Seeley's employment as Vice President of Sales, or in connection with Mr. Seeley's responsibilities following a change in control. During the year ended December 31, 2008, Mr. Seeley received a salary of $86,207 (Cdn$105,000), a draw on commission of $39,409 (Cdn$48,000), a car allowance of $4,926 (Cdn$6,000) and an office allowance of $ 3,941 (Cdn$4,800).

     Rob Collins, Director of Marketing, entered into an employment agreement on January 19, 2000. Except for any accrued salary, Mr. Collins is not entitled to any payment following, or in connection with, the resignation, retirement or other termination of Mr. Collins's employment as Director of Marketing, or in connection with Mr. Collins’s responsibilities following a change in control. During the year ended December 31, 2008, Mr. Collins received a salary of $88,670 (Cdn$108,000) plus a car allowance of $411 (Cdn$500) per month.

     John Gavin, US Channel Manager, entered into an employment agreement on September 1, 2007. Except for any accrued salary, Mr. Gavin is not entitled to any payment following, or in connection with, the resignation, retirement or other termination of Mr. Gavin's employment as US Channel Manager, or in connection with Mr. Gavin's responsibilities following a change in control. During the year ended December 31, 2008, Mr. Gavin received a salary of $100,000, a draw on commission of $48,000, a car allowance of $7,200 and an office allowance of $ 2,400.

     Dave Ballins, US Channel Director, entered into an employment agreement on January 3, 2008. Except for any accrued salary, Mr. Ballins is not entitled to any payment following, or in connection with, the resignation, retirement or other termination of Mr. Ballins' employment as US Channel Director, or in connection with Mr. Ballins' responsibilities following a change in control. During the year ended December 31, 2008, Mr. Ballins received a salary of $80,000, a draw on commission of $48,000, a car allowance of $7,200 and an office allowance of $ 2,400.

EQUITY COMPENSATION PLAN INFORMATION

     We adopted our current stock option plan, entitled the Second Amended and Restated Stock Option Plan on April 25, 2001 and approved by our stockholders on June 14, 2001. The following table provides a summary of the number of options granted under our stock option plan, the weighted average exercise price and the number of options remaining available for issuance all as at December 31, 2008.

	Number of securities to be issued upon exercise of outstanding options	Weighted-Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by security holders	7,733,585	$0.53	1,551,451
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	7,733,585	$0.53	1,551,451

(1)

The maximum number of options issuable under our stock option plan is 12,000,000, less 9,948,549 options that have been granted and exercised under the plan and less 500,000 options, which the Toronto Stock Exchange required that we remove from the plan in connection with a transaction with Aliant Inc. in December 2001.

INDEBTEDNESS TO COMPANY OF DIRECTORS AND SENIOR OFFICERS

     No current or former director, executive officer or employee is indebted to our company or our subsidiaries as at the date of this Proxy Statement.

     None of the directors or executive officers of our company is or, at any time since the beginning of the most recently completed financial year, has been indebted to our company or our subsidiaries. None of the directors' or executive officers' indebtedness to another entity is, or at any time since the beginning of the most recently completed financial year, has been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by our company or our subsidiaries.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Ernst & Young LLP has audited our financial statements since March 10, 2000. At the recommendation of the Audit Committee, the Board has selected Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2009, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Meeting.

     Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by the bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the board determines that such a change would be in the best interests of our company and its stockholders.

     Representatives of Ernst & Young attend all meetings of the Audit Committee. The Audit Committee reviews audit and non-audit services performed by Ernst & Young as well as the fees charged by Ernst & Young for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with Ernst & Young can be found under the sections of this proxy statement entitled "Committees of the Board of Directors" on page 12 and "Audit Committee Report" on page •.

     Our Audit Committee has considered and determined that the services provided by Ernst & Young are compatible with maintaining the independence of the principal accountant.

     Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Fees Paid to Ernst & Young

Ernst & Young provided audit and other services during 2008 and 2007. This included the following fees:

	2008	2007
Audit Fees	$81,000	$95,000
Audit Related Fees	-	-
Tax Fees	11,000	11,000
All Other Fees	1,000	1,000
Total Fees	$93,000	$107,000

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with SEC filings.

Audit Related Fees. There were no audit related fees paid to Ernst & Young LLP.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. There were no other fees paid to Ernst & Young LLP.

     The Securities and Exchange Commission requires that, before Ernst & Young LLP is engaged by our Company or its subsidiaries to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee; or

  entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

     The Audit Committee requires advance approval of all audit, audit-related, tax, and other services performed by the independent registered public accounting firm. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee authority to approve permitted services provided that the chair reports any decisions to the committee at its next scheduled meeting.

     The Audit Committee has considered the nature and amount of the fees billed by Ernst & Young LLP, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Ernst & Young LLP's independence.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to ratify the selection of Ernst & Young LLP.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION
OF SELECTION OF ERNST & YOUNG AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM OF OUR COMPANY.

PROPOSAL 3
APPROVAL OF THE DEBT REORGANIZATION TRANSACTION

Summary

     Our company has signed, and our board of directors has approved, an exchange agreement dated April 16, 2009, among our company, Voice Mobility Inc., a wholly-owned operating subsidiary of our company, and seven persons holding an aggregate principal amount of CAN$6.7 million pursuant to a number of secured promissory notes issued by our operating subsidiary. Pursuant to the terms of the exchange agreement, and at the closing thereof, such holders have agreed to exchange the principal amount underlying the promissory notes for an aggregate issuance of 19,250,280 convertible preferred shares of our company at a rate of CAN$0.35 per preferred share. The convertible preferred shares will be convertible into common shares in the capital of our company on a one for one basis, subject to adjustment for standard corporate actions such as stock splits and consolidations. The holders have agreed that, on the closing date, all accrued interest underlying the notes will be forgiven.

     The closing of the exchange agreement is subject to the satisfaction of several conditions, including disinterested shareholder approval of the transaction at the Meeting and approval from the Toronto Stock Exchange. The closing is also conditional upon shareholders approving the alteration of our company’s Articles of Incorporation to increase the number of authorized preferred shares from one million to twenty million that may be issued by the directors in their discretion which shareholders are being asked to approve pursuant to Proposal 5 discussed below.

     Our Articles of Incorporation, Bylaws and the corporate law under the Nevada Revised Statutes do not require our shareholders to approve the exchange agreement or the transactions contemplated by the Debt Reorganization Transaction. Multilateral Instrument 61-101 and the policies of the Toronto Stock Exchange require our company to seek shareholder approval for the exchange agreement and all transactions contemplated by the Debt Reorganization Transaction as a single matter to be approved at the Meeting.

The Business Purpose for the Transaction

     The entry into the exchange agreement represents a continuation of the commitment by our company to clean up our balance sheet and reduce debt. The closing of the exchange agreement is expected to eliminate CAN$6.7 million in debt from the elimination of outstanding promissory notes and result in the forgiveness of all accrued interest underlying the promissory notes.

     The exchange price of the preferred shares is approximately 3.5 times our company's current market price. As of April <>, the closing price of our company's stock as reported on the Toronto Stock Exchange was CAN$<>.

Rights and Restrictions of Preferred Shares

     On the closing date, our company intends to create a new series of preferred shares to be issued upon the closing of the exchange agreement which will be convertible into common shares on a one for one basis, retractable by the holder following the ten year anniversary from the date of grant at CAN$0.35 per share and redeemable by our company at any time upon 30 days notice at CAN$0.35 per share. The preferred shares are non-voting and not entitled to dividends.

     Our company intends to designate the preferred shares as Series C Non Voting Convertible Preferred Stock, which will have a par value of US$0.001 per preferred share.

     In the event of any liquidation, dissolution or winding up of the affairs of our company, whether voluntary or involuntary, the holders of the preferred shares will be entitled to be paid first out of the assets of our company available for distribution to holders of our company's capital stock of all classes, before payment or distribution of any of such assets to the holders of the common shares or any other class or series of our company's capital stock designated to be junior to the preferred shares, an amount equal to $0.35 per preferred share (which amount will be subject to equitable adjustment whenever there occurs a combination of shares, reclassification, subdivision, consolidation or other similar event with respect to the preferred shares), and thereafter the assets of our company will be distributed to the holders of the common shares. If the assets of our company are insufficient to permit the payment in full to the holders of the preferred shares of all amounts distributable to them under this section, then the entire assets of our company available for such distribution will be distributed rateably among the holders of the preferred shares.

     Our operating subsidiary has agreed to secure the potential redemption or retraction amount that may be payable by our company to the holders of the convertible preferred shares upon the redemption or retraction of such shares. Our operating subsidiary has agreed to grant a fixed security interest in favor of the holders in all personal property held by our operating subsidiary and a floating charge against all real and personal property held or later acquired by our operating subsidiary. Upon the closing of the exchange agreement, our operating subsidiary will enter into the general security agreement attached as Schedule E to the exchange agreement.

     Pursuant to the terms of the exchange agreement, we have also agreed to grant registration rights to the holders of the preferred shares to register the common shares issuable upon the conversion of the preferred shares. Upon the closing of the exchange agreement, our company has agreed to enter into the Registration Rights Agreement with each of the holders of the preferred shares to grant demand rights to such persons. Upon receiving a demand notice from such holders, our company is required to undertake commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission within 60 days of receiving the notice and required to undertake commercially reasonable efforts to ensure the registration statement is declared effective within 120 days of receiving the notice. Our company is not subject to any penalties in the event we require additional time to file the registration statement or to ensure it is effective. The form of the registration rights agreement is set out as Schedule D to the exchange agreement.

Description of Interested Parties

     Several of the holders of secured promissory notes are related parties to our company. William Laird and William Krebs are currently directors of our company. William Laird and his spouse currently hold promissory notes totaling CAN$1,996,325 and William Krebs and his spouse currently hold promissory notes totaling CAN$2,033,750. Upon the closing of the exchange agreement, William Laird and his spouse will be issued a total of 5,703,782 preferred shares and William Krebs and his spouse will be issued a total of 5,882,140 preferred shares, which may be convertible into common shares of our company at their discretion.

     Assuming conversion of all of the 19,250,280 preferred shares, our company will have 76,092,851 common shares issued and outstanding. Upon such conversion, William Krebs will hold 10,267,075 common shares (13.5%), including 8,360,986 common shares which will be held by Mr. Krebs’ wife and 910,000 common shares held by a company of which Mr. Krebs’ wife is a shareholder. The number also includes stock options to acquire an aggregate of 255,304 common shares exercisable within the next 60 days.

     Upon such conversion, William Laird will hold 9,545,773 common shares (12.5%), including 660,428 common shares which will be held by Mr. Laird’s wife. The number also includes 400,000 common shares owned by Grey Friars Rentals Ltd. of which Mr. Laird is a shareholder. Also includes options to acquire an aggregate of 78,581 common shares within the next 60 days.

Approval of the Transaction

     The exchange agreement and the transactions contemplated thereunder were approved by the board of directors, including the two independent directors of our company. William Laird and William Krebs executed a notice of disclosure disclosing their interest in the transaction, and such directors abstained from voting on the particular resolution with respect to the issuance of preferred shares to such directors on the closing of the exchange agreement and the issuance of common shares upon the conversion of the preferred shares.

     Neither our company nor, to the knowledge of our company after reasonable inquiry, William Laird, William Krebs and their respective spouses, have knowledge of any material information concerning our company or our securities that has not been generally disclosed.

     Under Multilateral Instrument 61-101 and the policies of the Toronto Stock Exchange, our company is required to obtain disinterested shareholder approval of the exchange agreement and the transactions contemplated thereunder at the Meeting. Our company anticipates that all common shares held by William Laird and his spouse and all shares held by William Krebs and his spouse will be excluded from the vote to approve the exchange agreement and the transactions contemplated thereunder. Based solely on the review of documents filed with the Securities and Exchange Commission regarding the shareholdings of William Laird and William Krebs, the Company expects to exclude 3,763,410 common shares currently held by William Laird and persons affiliated and associated with William Laird and 4,129,631 common shares currently held by William Krebs and persons affiliated and associated with William Krebs. This number may increase in the event outstanding options are exercised by such persons prior to the record date.

     As the closing of the proposed Debt Reorganization Transaction contemplated by the exchange agreement involves the potential issuance of a large number of common shares to several directors and their spouses, Multilateral Instrument 61-101 as adopted by the Ontario Securities Commission and the policies of the Toronto Stock Exchange as set out in the Company Manual require our company to obtain disinterested shareholder approval in order to close the Debt Reorganization Transaction. As a result, the common shares held by William Laird and William Krebs, and the common shares held by their respective affiliates and associates, will be excluded from the votes cast at the Meeting with respect to the Debt Reorganization Transaction.

Formal Valuation

     Our company is relying on an exemption to provide a valuation in connection with the exchange agreement set out under section 6.3(2) of Multilateral Instrument 61-101.

General Effect of Debt Reorganization Transaction on Existing Shareholders

     The closing of the exchange agreement will result in the elimination of CAN$6.7 million pursuant to outstanding promissory notes. This will reduce the current liabilities of our company and increase our working capital position. In addition, all accrued interest on the promissory notes will be forgiven upon the closing of the exchange agreement.

     Upon the issuance of the preferred shares, the holders will be permitted to exchange such shares for common shares on a one for one basis. As we will issue 19,250,280 preferred shares on the closing date, significant dilution may result in the event such holders elect to convert their shares. There are currently <>56,842,571 common shares issued and outstanding. The conversion of all 19,250,280 will result in <>76,092,851 common shares issued and outstanding, with the 19,250,280 common shares issuable upon conversion of the preferred shares representing <>25.3% of the issued and outstanding shares. See the information set out above under "Description of Interested Parties" for disclosure related to the shareholdings of the interested parties to the proposed transaction.

Additional Information

     A copy of the exchange agreement is attached to this Proxy Statement as Exhibit B and a copy of the proposed rights and restrictions of the preferred shares that we intend to file with the Secretary of State of Nevada following the closing of the exchange agreement is attached as Schedule B to the attached exchange agreement.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting, and excluding the interested shareholders, will be required to approve the Debt Reorganization Transaction.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE DEBT
REORGANIZATION TRANSACTION.

PROPOSAL 4
APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

     Subject to obtaining disinterested shareholder approval of the Debt Reorganization Transaction at the Meeting, the Board is seeking shareholder approval to amend our Articles of Incorporation to increase the authorized number of preferred shares that may be issuable in series by our Board in their discretion from 1,000,000 preferred shares to 20,000,000 preferred shares as required by Section 78.207(3) of the Nevada Revised Statutes. If approved by our shareholders at the Meeting, our company intends to file a Certificate of Amendment to amend our Articles of Incorporation to increase the authorized preferred shares of our company.

     Our Board is seeking approval to amend our Articles of Incorporation to authorize the issuance of the additional preferred shares that are required to be issued upon the closing of the exchange agreement. Our current Articles of Incorporation permit the issuance of up to 1,000,000 preferred shares. However, upon the closing of the exchange agreement, we are required to issue 19,250,280 preferred shares upon the exchange of the aggregate principal amount of CAN$6.7 million in secured promissory notes. Without an increase in the authorized number of preferred shares, we will be unable to close the exchange agreement.

     A copy of the Certificate of Amendment is attached as Schedule C to the attached exchange agreement.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the amendment to the Articles of Incorporation.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO
THE ARTICLES OF INCORPORATION.

STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2010 proxy statement, your proposal must be received by us no later than January 8, 2010 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2010 Annual Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than January 8, 2010. While the Board will consider stockholder proposals, we reserve the right to omit from our 2010 proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

     You may write to the Secretary of our company at our principal executive office, 100 - 4190 Lougheed Hwy, Burnaby, British Columbia, Canada V5C 6A8, to deliver the notices discussed above and for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

"HOUSEHOLDING" OF PROXY MATERIAL

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, commonly referred to as "householding", potentially means extra conveniences for shareholders and cost savings for companies.

A number of brokers with accountholders who are shareholders of our Company may be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to shareholders, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be "householding"

communications to your address, "householding" may continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     Attention is directed to the financial statements contained in our Annual Report to Stockholders for the year ended December 31, 2008. A copy of the Annual Report to Stockholders has been sent, or is concurrently being sent, to all stockholders of record as of April 28, 2009.

AVAILABILITY OF FORM 10-K

     A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any stockholder or beneficial owner of our Common Stock upon written request to Harry Chan, Controller, at 100 – 4190 Lougheed Hwy, Burnaby, British Columbia, Canada V5C 6A8.

REGISTRAR AND TRANSFER AGENT

     Our registrar and transfer agent is Computershare Trust Company, address 100 University Avenue, 9th floor, Toronto, Ontario, Canada M5J 2Y1.

ADDITIONAL INFORMATION

     Additional information relating to our company is available on SEDAR at www.sedar.com. Financial information relating to our company is provided in our company's comparative financial statements and management's discussion and analysis for the financial year ended December 31, 2008. Stockholders may contact our company to request copies of financial statements and management's discussion and analysis at the following address: Randy Buchamer, Chief Executive Officer, at 100 – 4190 Lougheed Hwy, Burnaby, British Columbia, Canada V5C 6A8.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     In addition to the matters to be voted upon by the stockholders, we will receive and consider both the Report of the Board to the stockholders, and the financial statements of our company for the years ended December 31, 2008 and December 31, 2007, together with the report of the independent registered public accounting firm thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

     The Board knows of no other business that will be presented for consideration at the Meeting. If other matters are properly brought before the Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

By:

__________________________________________
William Krebs
Chairman of the Board

Dated: May 8, 2009

EXHIBIT A
Debt Reorganization Transaction Resolution

BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

1. The exchange agreement dated April 16, 2009 among the Company, Voice Mobility Inc., a wholly-owned operating subsidiary of the Company ("Subco"), and the seven persons holding an aggregate principal amount of CAN$6.7 million of secured promissory notes (the "Holders"), included as Exhibit B to the Proxy Statement, as the same may be, or may have been, amended, modified or supplemented (the "Exchange Agreement"), and the actions of the directors of the Company in executing and delivering the Exchange Agreement and causing the performance of the Company of it obligations thereunder, are hereby confirmed, ratified and approved and the Company is hereby authorized to deliver the Exchange Agreement and to execute and deliver any other agreements and instruments necessary to effect the Exchange Agreement, with such changes, if any, as may be authorized by any director or officer executing the same on behalf of the Company, whose signature thereon will be conclusive evidence of such approval;

2. Upon the closing of the Exchange Agreement, the Company be and is hereby authorized to issue 19,250,280 Series C Non Voting Convertible Preferred Stock, US$0.001 par value (each, a "Preferred Share") to the Holders as set out in Schedule A to the Exchange Agreement as duly issued, fully paid and non-assessable;

3. Upon the conversion of the Preferred Shares to be issued to the Holders, the Company be and is hereby authorized to issue such number of common shares in the capital of the Company to the Holders in accordance with the rights and restrictions of the Preferred Shares as set out in the Certificate of Designation as duly issued, fully paid and non-assessable; and

4. Any such officer or director of the Company is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered, all such other documents, agreements and instruments and to perform or cause to be performed all such other acts and things as he may determine necessary or desirable to implement these resolutions and the matters authorized hereby, including the transactions contemplated or required by the Exchange Agreement, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

EXHIBIT B
Exchange Agreement

EXHIBIT C

CORPORATE GOVERNANCE DISCLOSURE

The Toronto Stock Exchange requires every listed company to disclose on an annual basis its approach to corporate governance. The disclosure noted below is in accordance with National Instrument 58-101 Disclosure of Corporate Governance Practices. The section references are to Form 58-101F1 in accordance with National Instrument 48-101.

1.	Board of Directors

	(a)	William Laird, David Raffa, and William Krebs are independent directors.

	(b)	Randy Buchamer is an executive officer of our company and is therefore is not an independent director.

	(c)	A majority of the directors are independent.

	(d)	The following directors are also directors of other reporting issuers (or the equivalent in a foreign jurisdiction), as identified next to their name:

Director	Reporting Issuers or Equivalent in a Foreign Jurisdiction
Randy Buchamer	Bradner Ventures Ltd.
William Laird	None
David Raffa	None
William Krebs	None

(e)

The independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. These take place at least quarterly, as part of an in-camera session of the board of directors meeting. Since January 1, 2008 (the start of our company’s most recently completed financial year), the independent directors have had six such meetings.

(f)	The Chairman of the Board is William Krebs and the board has determined that he is independent. Refer to Item 2(a) – Position Description for Chairman of the Board.

(g)	The following table shows the attendance record of each director for all board meetings held during fiscal 2008:

Name	Board Meetings Attended	% of Board Meetings Attended
Randy Buchamer	6 of 6	100%
William Laird	6 of 6	100%
David Raffa	5 of 6	83%
William Krebs	3 of 3	100%

2.	Board Mandate

The Board has adopted the following mandate and terms of reference for directors:

The Board of Voice Mobility International, Inc. (the "Company") is responsible for the stewardship of the Company on behalf of the shareholders.

In directing the affairs of the Company and delegating to management the day-to-day business of the Company, the Board endorses the guidelines for responsibilities of the Board as set out by regulatory authorities on corporate governance in Canada and the United States, and as incorporated in the its Corporate Governance Committee Mandate.

The Board’s primary responsibilities are to supervise the management of the Company, to establish an appropriate corporate governance system, and to set a tone of high professional and ethical standards. The Board is also responsible for:

  selecting and assessing members of the Board;

  choosing, assessing and compensating the Chief Executive Officer of the Company, approving the compensation of all executive officers and ensuring that an orderly management succession plan exists;

  reviewing and approving the Company’s strategic plan, operating plan, capital budget and financial goals, and reviewing its performance against those plans;

  adopting a code of conduct and a disclosure policy for the Company, and monitoring performance against those policies;

  ensuring the integrity of the Company's internal control and management information systems;

  approving the Company’s financial statements and related public disclosures prior to such disclosure;

  approving any major changes to the Company’s capital structure, including significant investments or financing arrangements; and

  reviewing and approving any other issues which, in the view of the Board or management, may require Board scrutiny.

The Board will have a majority of members who will be unrelated and independent from management and will act as a cohesive team in ensuring effective governance of the Company. It will monitor the performance of management against stated goals and its own effectiveness through regular, formal self-evaluations.

(a) Position Descriptions

Chairman of the Board

The Board of Directors has developed and approved the following position description for the Chairman of the Board of Directors:

Position: Chairman of the Board

Incumbent: William Krebs

Reports to: Board of Directors

General Accountability

Reports to the Board of Directors. The Chairman, working with the Chief Executive Officer, guides and directs management to ensure that all matters relating to the stewardship and mandate of the Board are completely disclosed and discussed with the Board.

On a demand basis, he assists the Chief Executive Officer and provides guidance on those matters of Board interest and provides a sounding board to the Chief Executive Officer on issues and concerns.

Nature and Scope

The Chairman performs the following additional functions:

  he is responsible for managing the process of the Board and for ensuring that the Board discharges the responsibility in its mandate;

  he schedules regular meetings of the Board and works with the Chief Executive Officer on the agenda to see that all board matters are properly and adequately addressed and the appropriate information is sent to directors in a timely fashion;

  he is a member of the Corporate Governance Committee and thus is involved in determining the proper size of the Board, candidates for the Board, committee membership, and other general matters of corporate governance;

  ensures that all members of the Board have full opportunity to participate and question management regarding development of the Company;

  provides opportunity for all independent Board members to make comments in the absence of management and to give freely of independent guidance; and

  conducts shareholders meetings and determines the democratic will of shareholders.

Chairman of the Corporate Governance Committee

The Board has developed and approved the following position description for the Chairman of the Corporate Governance Committee:

Position: Chairman of Corporate Governance Committee

Incumbent: David Raffa

Reports to: Board of Directors

General Accountability

Reports to the Board of Directors. The Chairman, working with the Committee and outside advisors as necessary, ensures that the Corporate Governance Committee mandate is met, especially with regards to the appropriate tone from the top, governance processes, regulatory compliance, and succession planning.

As needed, he also performs other responsibilities and functions as directed by the Board in the discharge of its mandate.

Nature and Scope

The Chairman performs the following functions:

  manages the process of the Committee, its efficiency during meetings, and helps ensure that the Committee discharges the responsibility in its mandate;

  sets and approves the agenda of each meeting;

  through outside counsel and other assistance, remains informed on any issues that may arise to affect the Company’s compliance policies and practices;

  assists in monitoring compliance with the Company’s stated policies and procedures regarding governance;

  ensures that all members of the Committee have full opportunity to participate and to actively question management and any outside experts as necessary, to ensure that the Committee mandate regarding appropriate governance policies, procedures and disclosure are met; and

  provides guidance and opinions as necessary to the Chief Executive Officer, Chief Financial Officer and the Company’s Compliance Officer, as applicable, to establish and ensure adherence to the Company’s governance and compliance practices.

Chairman of the Audit Committee

The Board has developed and approved the following position description for the Chairman of the Audit Committee:

Position: Chairman of Audit Committee

Incumbent: William Krebs

Reports to: Board of Directors

General Accountability

Reports to the Board of Directors. The Chairman, working with the Committee and outside auditors, ensures that the Audit Committee complies with its charter.

As needed, he also performs other responsibilities and functions as directed by the Board in the discharge of its charter.

Nature and Scope

The Chairman performs the following functions:

  manages the process of the Committee and ensures that the Committee discharges the responsibility in its charter;

  reviews and approves the agenda of each meeting prior to the meeting;

  through consultation with management and auditors, remains informed on any issues that may arise as part of a quarterly review or annual audit;

  ensures that all members of the Committee have full opportunity to participate and to actively question management and the auditors, in order to satisfy themselves that the Audit Committee mandate regarding overseeing full and fair disclosure of the Company’s financial position is met; and

  provides guidance and opinions as necessary to management to facilitate the continued improvement of the Company’s financial control and disclosure practices.

4.	Orientation and Continuing Education

(a)

We have a formal process to orient and educate new recruits to the Board regarding the role of the Board, its committees and its directors, as well as the nature and operations of our business. This process provides for an orientation day with key members of the management staff, and further provides key reference and background materials, such as the current board approved business and strategic plan, the most recent board approved budget, the most recent annual report, the audited financial statements and copies of the interim quarterly financial statements. We also provide new directors with the terms of reference for directors, the terms of reference for the Chairman of the Board, the terms of reference for the Chief Executive Officer, the statement of general business principles and code of ethics, and the charters for each committee of the Board, each of which have been approved by the Board.

	(b)	The Board does not provide continuing education for its directors. Each director is responsible to maintain the skills and knowledge necessary to meet his or her obligations as directors.

5.	Ethical Business Conduct

	(a)	The Board has adopted a written code of business conduct and ethics (the “Code”).

		(i)	The Code has been filed as an Exhibit to our Form 10-KSB filed on March 26, 2004 on EDGAR and can be found at www.sec.gov.

(ii)

The Code was adopted by the Board on February 11, 2004. Since that date, the Board has conducted an assessment of its performance, including the extent to which the Board and each director comply with the Code. It is intended that such assessment will be conducted annually. The Board will be assessing other mechanisms by which it can monitor compliance with the Code in an efficient manner.

		(iii)	There has been no conduct of any director or officer that would constitute a departure from the Code, and therefore, no material change reports have been filed in this regard.

(b)

Pursuant to the terms of reference for directors which has been adopted by the Board, directors are instructed to declare any conflicts of interest in matters to be acted on by the Board, to ensure that such conflicts are handled in an appropriate manner, and to disclose any contracts or arrangements with the Company in which the director has an interest. Any director expressing a conflict or interest in a matter to be considered by the Board is asked to leave the meeting for the duration of the discussion related to the matter at hand, and to abstain from voting with respect to such matter.

(c)

The Board encourages and promotes a culture of ethical business conduct through the adoption and monitoring of the Code, the insider trading policy and such other policies that may be adopted from time to time. The Board conducts regular reviews with management for compliance with such policies.

6.	Nomination of Directors

(a)

The Board has appointed a Corporate Governance Committee, which is responsible for assisting the Board in identifying new director nominees. In identifying candidates for membership on the Board, the Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the Board. As part of the process, the Corporate Governance Committee is responsible for conducting background searches, and is empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the Board.

	(b)	The Corporate Governance Committee is composed entirely of independent directors.

	(c)	The responsibilities, powers and operation of the Corporate Governance Committee are detailed in its charter, which is attached as Appendix I to this Exhibit A.

7.	Compensation

(a)

The Board has appointed a Corporate Governance Committee, which is responsible for, among other things, developing the Company's approach to executive compensation and periodically reviewing the compensation of the directors. The Corporate Governance Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the Board or another particularly designated group, the Corporate Governance Committee also administers and implements all of our stock option and other stock- based and equity-based benefit plans (including performance-based plans), recommends changes or additions to those plans, and reports to the Board on compensation matters.

	(b)	The Compensation Committee is composed of the Chief Executive Officer and two independent directors.

	(c)	The responsibilities, powers and operation of the Corporate Governance Committee are detailed in its charter, which is attached as Appendix II to this Exhibit C.

(d)

No compensation consultant or advisor has been retained since the beginning of the Company's most recently completed financial year to assist in determining compensation for any of the directors and officers.

8.	Other Board Committees

We also have a Corporate Governance Committee, the primary function of which is to assist the Board in developing the Company's approach to corporate governance issues and monitoring performance against the defined approach. The responsibilities, powers and operation of the Corporate Governance Committee are detailed in its charter, which is attached as Appendix I to this Exhibit C.

9.	Assessments

The Board intends that individual director assessments be conducted by other directors, taking into account each director's contributions at board meetings, service on committees, experience base, and their general ability to contribute to one or more of the Company's major needs. However, due to its stage of development and its need to deal with other urgent priorities, the Board has not yet implemented such a process of assessment.

APPENDIX I TO EXHIBIT C

Corporate Governance Committee Mandate and Principles

Corporate governance: The process and structure used to direct and manage the business and affairs of the corporation with the objective of enhancing long-term value for the shareholders and the financial viability of the business. The process and structure define the division of power and accountability among shareholders, the board of directors and management and can have an impact on other stakeholders such as employees, customers, suppliers and communities. – Dey Committee Report, 1994.

The Committee shall be composed of at least three directors, all of whom will be independent. The Committee will meet as required but no less than twice each year.

The Committee will review and recommend from time to time an optimum size and composition for the Board. The Committee will recommend new candidates, when required, with the objective of achieving an appropriate diversity and balance of directors having pertinent skills and experience. The Committee will nominate directors capable of adding shareholder value.

The Committee will develop and recommend to the Board an approach to corporate governance issues raised in the former TSX guidelines and other relevant literature.

The Committee will be a sounding board for the concerns of individual directors relating to corporate governance.

The Committee will ensure that there is a clear definition and separation of the responsibilities of the Board, its committees, the Chief Executive Officer and officers of the Company. This is to be maintained and all responsibilities clearly assigned.

The Committee recommends and if adopted by the board will be responsible for monitoring the following principles:

  directors will oversee management of the business and not manage the business day-to-day or add bureaucratic burden which could impede the effectiveness of management;

  the majority of the board will comprise independent, unrelated (non-executive) directors;

  directors will put the interests of the Company first, ahead of any individual stakeholder;

  directors will ensure there is a long term strategic plan and monitor progress against plan;

  directors will define and review regularly all major areas of business risk;

  the Board will agree with senior management on annual objectives and review performance against them;

  directors will ensure that contingency plans exist for orderly management succession;

  the Company will communicate openly, effectively and appropriately with shareholders;

  directors will ensure that the Company has effective financial control and information systems;

  the Board will review annually the Code of Ethics and ensure compliance with it.

  there will be a process for assessing regularly the effectiveness of the Board, its committees and its individual members; and

  the Company will review and report to shareholders each year on corporate governance.

An important objective of the Committee is to prevent corporate governance from becoming a burden to management and, to the extent possible, to minimize whatever burden cannot be avoided.

EXHIBIT D

Audit Committee Charter

The following Audit Committee Charter was adopted by the Audit Committee of the Board of Directors and the Board of Directors of VOICE MOBILITY INTERNATIONAL, INC. (the “Company”):

Mandate

The primary function of the audit committee (the "Committee") is to assist the Company’s Board of Directors (the “Board”) in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

  serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;

  review and appraise the performance of the Company’s external auditors; and

  provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board.

Composition

The Committee shall be comprised of a minimum three directors as determined by the Board, each of whom shall be (i) free from any direct or indirect material relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee, and (ii) financially literate (as that term is defined below). All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Company's Audit Committee Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company's financial statements.

The members of the Committee shall be elected by the Board at its first meeting following the annual shareholders’ meeting. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by a majority vote of the full Committee membership.

The Company and the Committee shall ensure that it satisfies the composition and other requirements adopted by any securities regulatory authority or stock exchange from time to time.

Meetings

The Committee shall meet a least quarterly or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

1)	Documents/Reports Review

	a)	review and update this Audit Committee Charter annually;

b)

review the Company's financial statements, MD&A and any annual and interim earnings press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors;

c)

establish, review and periodically assess the adequacy of procedures for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements;

	d)	approve the Report of Committee to be included in the Company's Proxy Statement for its annual meeting of the Company’s shareholders.

2)	External Auditors

	a)	oversee the work of the external auditor, including the resolution of disagreements between management and the external auditor regarding financial reporting;

	b)	review annually the performance of the external auditors who shall be ultimately accountable to the Board and the Committee as representatives of the shareholders of the Company;

c)

obtain annually a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1, as the same may be modified or supplemented;

	d)	discuss with the external auditors the matters required to be discussed by SAS No. 61, as the same may be modified or supplemented

	e)	review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;

	f)	take or recommend that the full Board take appropriate action to oversee the independence of the external auditors;

	g)	recommend to the Board the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval;

	h)	review and approve the external auditors' annual engagement letter;

	i)	recommend to the Board the compensation to be paid to the external auditors;

j)

at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company's financial statements;

	k)	review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;

l)	review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements; and

m)

review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

i)

the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of fees paid by the Company and its subsidiaries to its external auditors during the fiscal year in which the non-audit services are provided,

	ii)	such services were not recognized by the Company or its subsidiaries at the time of the engagement to be non-audit services, and

iii)

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee's first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

3)	Financial Reporting Processes

	a)	in consultation with the external auditors, review with management the integrity of the Company's financial reporting process, both internal and external;

	b)	consider the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

	c)	consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;

	d)	review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;

e)

following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

	f)	review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;

	g)	review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;

	h)	review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;

	i)	review certification process;

j)	establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

k)	establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

4)	Other

	a)	communicate directly with the internal and external auditors;

	b)	review any related-party transactions;

	c)	engage independent counsel and other advisors as it determines necessary to carry out its duties;

	d)	to set and pay compensation for any independent counsel and other advisors employed by the Committee; and

	e)	perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate

EXHIBIT E

DISCLOSURE RESPECTING SECURITY BASED COMPENSATION ARRANGEMENTS

The TSX requires that issuers disclose the terms of any security based compensation arrangements which they have in place. The only security based compensation arrangements which we had in place is the Second Amended and Restated 1999 Stock Option Plan, which was approved by the TSX and by our shareholders. This information is being provided to meet our disclosure obligations under TSX policies.

Eligible Participants. Stock options may be issued to directors, senior officers, employees, contractors, consultants and other service providers of our company or of any of its affiliates or subsidiaries.

Number of Securities Issued and Issuable. Each stock option granted under the stock option plan is exercisable into one share of our common stock. As of the date of this information circular, a total of • stock options have been granted and are unexercised, representing •% of the total issued and outstanding shares of our common stock. In addition, a total of • stock options are issuable under the stock option plan as of the date hereof, representing •% of the number of shares of our common stock currently outstanding.

The total number of stock options issued and issuable under the stock option plan as of the date hereof represent •% of the total issued and outstanding shares of our common stock.

Maximum Stock Options per Person. The number of shares reserved for issuance to any one stock option holder pursuant to stock options granted under the stock option plan may not exceed 5% of the outstanding shares of our common stock at the time of grant.

Exercise Price. The exercise price of stock options granted under the stock option plan is set by the board of directors at the time that the options are granted. The exercise price must be not less than a price equal to the closing price of the shares of our common stock on the TSX on the date immediately preceding the date of grant.

No Assignment. The stock options may not be assigned or transferred.

Vesting. The board of directors has discretion to impose terms and conditions as to the vesting of stock options. Any vesting provisions are set at the time that the options are granted.

Term. The term of stock options is set by the board of directors at the time of grant. No maximum term is prescribed under the stock option plan. To date no stock options have ever been granted by the board of directors for a term exceeding five years.

Termination of Stock Options. The provisions respecting termination of stock options may be set by the board of directors. If the board of directors does not so specify, stock options held by an optionee terminate after the earliest of (i) three months after the optionee’s employment terminates by reason of his disability or retirement, (ii) twelve months after his or her death (in which case his or her estate may exercise them), (iii) thirty days from the date of termination of the optionee’s employment with our company other than by reason of death, disability or retirement. Generally speaking, if an employee is terminated without cause, the board of directors will allow the employee to retain his or her stock options for the unexpired term of the stock options.

Amendments to Stock Option Plans. No material amendments may be made to the stock option plan without the approval of the TSX and our shareholders by way of disinterested vote.

Financial Assistance. We do not provide financial assistance to optionees to facilitate the exercise of their stock options.

Proxy

ANNUAL AND SPECIAL GENERAL MEETING OF SHAREHOLDERS OF

VOICE MOBILITY INTERNATIONAL, INC.

TO BE HELD AT **STANDARD LIFE XCHANGE CONFERENCE CENTRE, 2ND FLOOR, 888 DUNSMUIR STREET, VANCOUVER, BRITISH COLUMBIA ON THURSDAY, JUNE 11, 2009, AT 10:00 A.M. (VANCOUVER TIME)**

I/We being holder(s) of the Company hereby appoint:

Randy Buchamer, a Director of the Company, or failing this person, **William Laird**, or in the place of the foregoing, ***(print the name)*** ______________________________ as my/our proxyholder with full power of substitution to attend, act and vote for and on my/our behalf in respect of all matters that may properly come before the aforesaid meeting of the holders of the Company (the "Meeting") and at every adjournment thereof, to the same extent and with the same powers as if I/we were present at the said Meeting and at any adjournment thereof.

I/We hereby direct the proxyholder to vote the securities of the Company recorded in my/our name as specified herein.

I/We hereby revoke any proxy previously given to attend and vote at said Meeting.

SECURITYHOLDER SIGN HERE: ______________________________

PLEASE PRINT NAME: ______________________________

DATE SIGNED: ______________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

SEE IMPORTANT VOTING INSTRUCTIONS ON REVERSE.

Resolutions

(For full details of each resolution, please see the enclosed Information Circular)

	For	Against	Withhold
1. Appointment of Ernst & Young LLP, Chartered Accountants as independent registered public accounting firm of the Company and to fix the Auditors' remuneration			
2. To elect as Director, Randy G. Buchamer			
3. To elect as Director, William Laird			
4. To elect as Director, William Krebs			
5. To elect as Director, Tanner Philip			
6. To approve, ratify and confirm the resolution to approve the debt restructuring transaction set out in Exhibit A to the Proxy Statement			
7. To amend the Articles of Incorporation of the Company by filing a Certificate of Amendment with the Secretary of State of Nevada to increase the authorized number of preferred shares issuable by the Company from 1,000,000 preferred shares to 20,000,000 preferred shares

INSTRUCTIONS FOR COMPLETION OF PROXY

1. **This Proxy is solicited by the Management of the Company.**
2. This form of proxy ("Instrument of Proxy") ***must be signed by you, the holder***, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and ***if executed by an attorney, officer, or other duly appointed representative,*** the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.
3. *If this Instrument of Proxy is not dated* in the space provided, authority is hereby given by you, the holder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the holder, by Computershare Investor Services Inc.
4. ***A holder who wishes to attend the Meeting and vote on the resolutions in person*** may simply register with the scrutineers before the Meeting begins.
5. ***A holder who is not able to attend the Meeting in person but wishes to vote on the resolutions***, may do the following:
   - (a) ***appoint one of the management proxyholders*** named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). **Where no choice is specified by a holder with respect to a resolution set out in the Instrument of Proxy, the management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and, if applicable, for the nominees of management for directors and auditors as identified in this Instrument of Proxy; OR**
   - (b) ***appoint another proxyholder,*** who need not be a holder of the Company, to vote according to the holder's instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder.
6. ***The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the holder on any ballot*** of a resolution that may be called for and, if the holder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. If a holder has submitted an Instrument of Proxy, ***the holder may still attend the Meeting and may vote in person***. To do so, the holder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.
7. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations to matters identified in the Notice of Meeting or other matters which may properly come before the Meeting, as the proxyholder in its sole discretion sees fit.
8. **To be represented at the Meeting, proxies must be submitted no later than forty-eight ("48") hours, excluding Saturdays, Sundays and holidays, prior to the time of the Meeting or adjournment thereof..**

VOTING METHODS

INTERNET VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete internet voting at **www.investorvote.com.** ***To receive securityholder communications electronically in the future, simply fill in your e-mail address at the bottom of the Internet Voting page.***

TELEPHONE VOTING 24 Hours a Day, 7 days a week

If a HOLDER ID and HOLDER CODE appear on the face of this proxy in the address box, holders may complete telephone voting at **1-866-732-VOTE (1-866-732-8683).** ***Please have this proxy in hand when you call. A proxyholder that is not a management proxyholder cannot be appointed by telephone.***

RETURN YOUR PROXY BY MAIL OR FAX to COMPUTERSHARE INVESTOR SERVICES INC.

510 Burrard Street, 2nd Floor, Vancouver, British Columbia, V6C 3B9. Fax number 604-661-9549.

Voting by mail or fax may be the only method for holdings held in the name of a corporation or holdings voted on behalf of another individual. Do not mail the printed proxy or VIF if you have voted by the internet or telephone.

CW2539791.1